MARKETABLE SECURITIES (Tables)	12 Months Ended
Dec. 31, 2016
Marketable Securities [Abstract]
Schedule of Available-for-sale Securities Reconciliation

Our marketable securities are equity securities considered to be available-for-sale securities.

(in thousands of $)	2016	2015
Balance at start of year	14,615	—
Acquired as a result of the Merger	—	5,779
Sales during the year	(328)	—
Purchases during the year	—	32,159
Unrealized loss	(7,763)	(23,323)
Balance at end of year	6,524	14,615